UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 19, 2004

(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6368	38-1612444

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
News Release Dated October 19, 2004 of Ford Motor Credit Company
Form 8-K Dated October 19, 2004 of Ford Motor Company

Item 2.02. Results of Operations and Financial Condition.

     Our news release dated October 19, 2004, furnished as Exhibit 99.1 to this report, and Ford Motor Company’s Current Report on Form 8-K dated October 19, 2004 concerning third quarter 2004 financial results, furnished as Exhibit 99.2 to this report, are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Designation	Description	Method of Filing
Exhibit 99.1	News Release dated October 19, 2004 of Ford Motor Credit Company with attachment.	Furnished with this Report

Exhibit 99.2	Form 8-K dated October 19, 2004 of Ford Motor Company.	Furnished with this Report

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY (Registrant)
Date: October 19, 2004	By:	/s/ Corey MacGillivray
Corey MacGillivray
Assistant Secretary

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EXHIBIT INDEX

Designation	Description
Exhibit 99.1	News Release dated October 19, 2004 of Ford Motor Credit Company with attachment.

Exhibit 99.2	Form 8-K dated October 19, 2004 of Ford Motor Company.

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